[LOGO]                                                             [LOGO]
First                                                         Bank of the West
Hawaiian,
Inc.

                              BancWest Corporation
--------------------------------------------------------------------------------
                                  May 28, 1998

Forward Looking Statements
--------------------------------------------------------------------------------

This presentation contains forward looking statements with respect to the financial conditions, results of operations and businesses of First Hawaiian and Bank of the West and, assuming the consummation of the merger, a combined First Hawaiian/Bank of the West including statements relating to: (a) the cost savings and accretion/dilution to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected or deposit attrition, operating costs or customer loss and business disruption following the merger may be greater than expected; (3) competitive pressures among depository and other financial services companies increase significantly; (4) costs or difficulties related to the integration of the businesses of First Hawaiian and Bank of the West are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic or business conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; or (7) legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

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



                                                                        Overview

Overview of Transaction
--------------------------------------------------------------------------------

Consideration to BNP:    25.9 million shares of First Hawaiian common stock

Value to BNP:            $1,008 million (based on $39.00 share price)

BNP Ownership:           45%

Name:                    BancWest Corporation
                         Operating bank names unchanged

Structure:              "Merger of Equals"
                         Tax Free Merger
                         Purchase Accounting (Bank of the West is a subsidiary of BNP)

Headquarters:            Honolulu

Board:                   11 First Hawaiian
                          9 BNP
                         --
                         20 total directors

Other Issues:            Negotiated standstill and governance agreement with BNP

Expected Close:          Fourth quarter 1998



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

                                                                        Overview

Rationale for Merger
--------------------------------------------------------------------------------

o     Strategically Positions First Hawaiian for Increased Growth

o     Attractive Transaction Pricing

o Immediately Accretive to Cash EPS; Accretive to GAAP EPS in 2000 -- Pooling accounting is not available because Bank of the West is a subsidairy of BNP

o Creates a Diversified Western Region/Pacific Banking Franchise and Enhances Platform for Future Acqusitions

o     Cost Savings and Revenue Enhancement Opportunities

                                                                        Overview

Management
--------------------------------------------------------------------------------

Chairman and CEO.............................................Walter A. Dods, Jr.

President and COO.................................................Don J. McGrath

Chief Credit Officer................................................John K. Tsui

Chief Financial Officer...........................................Howard H. Karr

Treasurer.....................................................Douglas C. Grigsby

Risk Manager....................................................Bernard Brasseur

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

                                                                       Rationale

Strategically Positions First Hawaiian for Increased Growth
--------------------------------------------------------------------------------

o     Significantly enhances First Hawaiian's earnings growth rate

                         Compound Annual Growth
                     ------------------------------
                     1995-1996       1998E-2000E(a)
---------------------------------------------------
First Hawaiian           4.6%             5.2%
Bank of the West        35.2             13.0
Combined                15.0             10.5
---------------------------------------------------

o     Well positioned for continued banking consolidation

o     Well capitalized

o     Strong cash flow generation

(a) Aggregate net income estimates based on management projections. Combined 1998E - 2000E growth rate is pro forma for all transaction adjustments.


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

                                                                       Rationale

Geographic Diversification
--------------------------------------------------------------------------------

o Merger reduces regional economic risk by diversifying First Hawaiian's customer base and loan portfolio and gives First Hawaiian a meaningful presence in California

o     Breakdown of loans

                                      First      Bank of       Pro
                                     Hawaiian    the West     Forma
--------------------------------------------------------------------------------
% of Loans in Hawaii                    67%         --          39%
% of Loans in California                --          80%         33
% of Loans in Pacific Northwest         13          --           8
% of loans in Asia                       2          --           1
% of Loans in Other Areas               19          20          19
--------------------------------------------------------------------------------


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

                                                                       Rationale

California Has an Attractive Economic Profile
--------------------------------------------------------------------------------

o California is the largest economy in the U.S., with 32 million people representing over 12% of total U.S. population

o California is expected to have the highest population growth rate in the country for the next 30 years

o     California's economy is positioned for further growth

      -     7-year low unemployment rate

      -     One of the highest new job creation rates in the nation


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

                                                                       Rationale

Attractive Transaction Pricing
--------------------------------------------------------------------------------

                                          Price/Earnings     Price/
                                          ---------------   Tangible  Premium/
                                          1997A     1998E     Book    Deposits
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Valuation of Bank of The West             17.9x     15.6x     2.9x     14.4%
--------------------------------------------------------------------------------
Public Multiples for California
Mid-Cap Banks                                --      19.1      3.9     16.3

Merger Market Multiples                   24.2(a)      --      4.0     35.3
--------------------------------------------------------------------------------

California Mid-Cap Bank Composite includes UnionBanCal, City National, Westamerica, Imperial and Silicon Valley. Merger market multiples are median multiple for all deals announced since the beginning of 1997 with aggregate consideration greater than $1 billion.

(a) Equals median multiple for price / trailing twelve months earnings.


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

Rationale From BNP Perspective
--------------------------------------------------------------------------------

o     Significant on-going presence in the U.S. banking market

o     Access to a publicly-traded security

o     Geographic diversification

o     Improved financial performance due to synergies/economies of scale

o     Similar cultures and business focus

o     Low risk, accretive transaction

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

                                                                     [LOGO]
                                                                Bank of the West

Profile of Bank of the West
--------------------------------------------------------------------------------

o     100% owned by Banque Nationale de Paris since 1980

o     $5.8 billion asset bank holding company

o     #5 bank in California with $4.7 billion in deposits

o     Headquartered in San Francisco, California

o     Organized along three primary lines of business

      - Strong community banking presence in Northern California and the Central Valley

      -     Middle market commercial lending

      -     High-growth, high-quality consumer lending businesses

            -     Nationwide RV and marine

            -     California indirect auto lending

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

                                                                     [LOGO]
                                                                Bank of the West

Community Banking
--------------------------------------------------------------------------------

[MAP OF CALIFORNIA HIGHLIGHTING CERTAIN COUNTIES IN NORTHERN
AND CENTRAL CALIFORNIA WHERE BANK OF THE WEST BRANCHES ARE LOCATED]

o     105 branches in 21 Northern California and Central Valley counties

o Northern California region has high growth and attractive demographic characteristics

o     Serves more than 379,000 households and businesses

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

                                                                     [LOGO]
                                                                Bank of the West

Commercial Banking
--------------------------------------------------------------------------------

o     $1.6 billion loan and lease portfolio at March 31, 1998

o     Organized into three business units

      -     Business Banking Division

            - Companies with borrowing needs between $0.5 million and $25 million

            - 6 lending centers throughout Northern California and the Central Valley

      -     Specialty Lending Division

            -     Largest bank lender to religious organizations

            -     Nationwide equipment leasing

      -     Real Estate Industries Division

            - Provides construction, short-term and permanent loans to residential developers and commercial builders


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

                                                                     [LOGO]
                                                                Bank of the West

Consumer Lending
--------------------------------------------------------------------------------

o     Focused on A and B credits for RV, marine and auto loans and leases

      - RV and marine loans originated nationwide through a network of over 1,700 RV and marine dealers

      - Auto loans and leases purchased through more than 2,000 dealers and brokers in California, Nevada and Arizona


                                                                            1997
                      1997          Outstandings       CAGR           Net Charge-offs/
                  Originations         3/31/98       1993-1997          Average Loans
--------------------------------------------------------------------------------------
Auto Loan/Lease      $591              $1,104          21.6%                0.48%

Marine                135                 391          14.9                 0.60

RV                    298                 719          22.9                 0.58


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

                                                                     [LOGO]
                                                                Bank of the West

Key Financial Data
--------------------------------------------------------------------------------

($ in millions)

[BAR GRAPH SHOWING NET INCOME ($ IN MILLIONS) OF $26, $31, $32, $44 AND $63 IN 1993, 1994, 1995, 1996 AND 1997, RESPECTIVELY, REPRESENTING A 25% COMPOUND ANNUAL GROWTH RATE]


Net Income
25% CAGR

1993        $   26
1994        $   31
1995        $   32
1996        $   44
1997        $   63


[BAR GRAPH SHOWING NET INTEREST MARGIN OF 5.49%, 5.33%, 4.83%, 4.94% AND 4.88% IN 1993, 1994, 1995, 1996 AND 1997, RESPECTIVELY]

Net Interest Margin

1993        5.49%
1994        5.33%
1995        4.83%
1996        4.94%
1997        4.88%


[BAR GRAPH SHOWING NET LOANS ($ IN MILLIONS) OF $2,383, $2,642, $3,002, $3,772 AND $4,344 IN 1993, 1994, 1995, 1996 AND 1997, RESPECTIVELY, REPRESENTING A 16%
COMPOUND ANNUAL GROWTH RATE]

Loans and Leases
16% CAGR

1993        $2,393
1994        $2,642
1995        $3,002
1996        $3,772
1997        $4,344

[BAR GRAPH SHOWING TOTAL DEPOSITS ($ IN MILLIONS) OF $3,159, $3,388, $3,624, $4,182 AND $4,573 IN 1993, 1994, 1995, 1996 AND 1997, RESPECTIVELY,
REPRESENTING A 10% COMPOUND ANNUAL GROWTH RATE]

Total Deposits
10% CAGR

1993        $3,159
1994        $3,388
1995        $3,624
1996        $4,182
1997        $4,573


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

                                                                     [LOGO]
                                                                Bank of the West

Key Financial Data
--------------------------------------------------------------------------------

[BAR GRAPH SHOWING RETURN ON AVERAGE ASSETS OF 0.71%, 0.79%, 0.78%, 0.94% AND 1.19% IN 1993, 1994, 1995, 1996 AND 1997, RESPECTIVELY]

ROAA

1993          0.71%
1994          0.79%
1995          0.78%
1996          0.94%
1997          1.19%

[BAR GRAPH SHOWING RETURN ON AVERAGE COMMON EQUITY OF 9.54%, 10.27%, 10.33%, 12.18% AND 15.66% IN 1993, 1994, 1995, 1996 AND 1997, RESPECTIVELY]

ROACE

1993          9.54%
1994         10.27%
1995         10.33%
1996         12.18%
1997         15.66%

[BAR GRAPH SHOWING NON-PERFORMING ASSETS OVER LOANS PLUS OTHER REAL ESTATE OWNED OF 3.73%, 1.54%, 1.39%, 0.98% AND 0.93% IN 1993, 1994, 1995, 1996
AND 1997, RESPECTIVELY]

NPA/Loans + OREO

1993          3.73%
1994          1.54%
1995          1.39%
1996          0.98%
1997          0.93%

[BAR GRAPH SHOWING EFFICIENCY RATIOS OF 69%, 66%, 66%, 60% AND 54% IN 1993, 1994, 1995, 1996 AND 1997, RESPECTIVELY]

Efficiency Ratio

1993           69%
1994           66%
1995           66%
1996           60%
1997           54%


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                                                                       Rationale

Synergy Opportunities
--------------------------------------------------------------------------------

o     Expected pretax cost savings of $23.2 million in 1999 and $41.0 million in
      2000

      - Represents 5% and 9% of the combined companies' 1998 operating expense base

o     Cost savings will result from:

      - Merging First Hawaiian's Mainland operations (Pacific One Bank) with Bank of the West

      -     Integration of data processing operations

      -     Integration of back office operations

      -     Consolidation of wholesale operations

o Expected pretax revenue enhancements of $6.3 million in 1999 and $9.8 million in 2000

o     $56.1 million pre-tax restructuring reserve in 1998

      -     $24.5 million expensed; $31.5 million capitalized


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                                                                       Rationale

Accretive Transaction
--------------------------------------------------------------------------------
($ in millions)

                                    1999E         2000E
-------------------------------------------------------
First Hawaiian                      $93.4         $98.1
Bank of the West                     77.9          88.1
After-tax Synergies                  17.7          30.5
Other Purchase Accounting
   Adjustments                       (1.1)         (0.3)
Net New Goodwill Amortization       (28.8)        (28.8)
                                     ----          ----
   Total Earnings                   159.2         187.6
   Total Cash Earnings              201.3         229.7
-------------------------------------------------------
Pro Forma Diluted EPS (a)           $2.76         $3.25
   Accretion/(Dilution)              (7.4)%        3.9%
Pro Forma Cash Diluted EPS (a)       $3.49         $3.98
   Accretion                          7.2%         17.0%
-------------------------------------------------------

(a) Based on 57.7 fully-diluted shares.


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

Financial Ratios
--------------------------------------------------------------------------------

                                               First     Bank of        Pro
                                             Hawaiian    the West      Forma
--------------------------------------------------------------------------------
Cash Return on Tangible Common Equity         15.20%      20.26%      20.27%(a)
Cash Return on Assets                          1.13        1.30        1.42(a)
Efficiency Ratio                              65.1        54.2        56.4(a)
Net Interest Margin                            4.70        4.84        4.80

Reserves / NPLs                               143.9%      285.6%      178.2%
NPAs / Loans + OREO                            1.41        0.59        1.03
Tangible Common Equity / Tangible Assets       7.70        5.84        6.93
Tier 1 Capital Ratio                           9.54        8.97        9.32
--------------------------------------------------------------------------------

At or for the twelve months ending March 31, 1998.

(a) Pro forma numbers include combined after-tax cost savings and revenue enhancements of $30.5 million.


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Complementary Loan Portfolio
--------------------------------------------------------------------------------

                                First Hawaiian      Bank of the West        Pro Forma
                              ------------------   ------------------   ------------------
($ in millions)                  $         %          $         %          $         %
------------------------------------------------------------------------------------------
Commercial                    $ 1,610        26%   $   209         5%   $ 1,819        17%
Real Estate
  Commercial                  $ 1,196        19%   $   757        17%   $ 1,953        18%
  Construction                    157         2        167         4        324         3
  Residential                   1,479        24        516        12      1,995        19
  Home Equity Loans/Lines         447         7        403         9        850         8
                              -------   -------    -------   -------    -------   -------
    Total Real Estate         $ 3,279        52%   $ 1,843        41%   $ 5,122        48%
Installment Loans
  Automobile                  $   423         7%   $   449        10%   $   872         8%
  RV and Marine                    10         0      1,110        25      1,120        10
  Credit Card                     165         2         26         1        191         2
  Other                           107         2         43         1        150         1
                              -------   -------    -------   -------    -------   -------
    Total Installment Loans   $   705        11%   $ 1,628        36%   $ 2,333        22%
Lease Financing                   333         5        796        18      1,129        10
Other                             367         6          5         0        372         3
                              -------   -------    -------   -------    -------   -------
  Total Loans                 $ 6,294       100%   $ 4,482       100%   $10,776       100%


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
Attractive Deposit Mix
--------------------------------------------------------------------------------

                                First Hawaiian      Bank of the West        Pro Forma
                              ------------------   ------------------   ------------------
($ in millions)                  $         %          $         %          $         %
------------------------------------------------------------------------------------------
Non-Interest Bearing
  Checking                    $   742        12%   $ 1,002        21%   $ 1,744        16%

Interest Bearing
  Checking                        309         5        101         2        411         4

Savings and
  Money Market                  2,291        37      1,407        30      3,698        34

CDs <$100,000                   1,461        24      1,263        27      2,724        25

CDs >$100,000                   1,057        17        905        19      1,963        18

Foreign                           278         5          0         0        278         3
                              -------   -------    -------   -------    -------   -------
  Total Deposits              $ 6,138       100%   $ 4,678       100%   $10,817       100%


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

Balance Sheet at March 31, 1998
--------------------------------------------------------------------------------

                                        First         BancWest        Purchase         Pro
($ in millions)                       Hawaiian      Corporation     Adjustments(a)    Forma
--------------------------------------------------------------------------------------------
Net Loans                             $  6,211       $  4,429                       $ 10,640
Securities                               1,028            864                          1,892
Goodwill                                   119             61            634             814
Other                                      733            415            (38)          1,150
                                      --------       --------                       --------
      Total Assets                       8,131          5,769                         14,496

Deposits                              $  6,138       $  4,678                       $ 10,816
Debt                                     1,013            496             84           1,593
Other                                      244            105                            348
                                      --------       --------                       --------
      Total Liabilities`                 7,395          5,279                         12,758

Preferred Equity                            --             95            (95)
Common Equity                              736            395            607           1,738
                                      --------       --------            ---        --------
      Total Equity                         736            490                          1,738

      Total Liabilities and Equity       8,131          5,769                         14,496
--------------------------------------------------------------------------------------------

(a) Purchased adjustments reflect the issuance of $1,029 million of First Hawaiian stock, the refinancing of $75 million of BancWest Corporation preferred stock (called for a $9 million premium), the after-tax restructuring reserve taken by First Hawaiian and the creation of goodwill due to purchase accounting.


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
Conclusion
--------------------------------------------------------------------------------

o     Strategically Positions First Hawaiian for Increased Growth

o     Attractive Transaction Pricing

o     Immediatley Accretive to EPS; Accretive to GAAP EPS in 2000

      -- Pooling accounting not available because Bank of the West is a subsidiary BNP

o Creates a Diversified Western Region/Pacific Banking Franchise and Enhances Platform for Future Acquisitions

o     Cost Savings and Revenue Enhancement Opportunities

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